UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION

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HYPERDYNAMICS CORPORATION
(Name of Registrant as Specified In Its Charter)

Not Applicable
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Commencing on or about January 25, 2012, Hyperdynamics Corporation sent the following letters to its registered shareholders who have not voted their shares for the Annual Meeting of Stockholders to be held on February 17, 2012.

HYPERDYNAMICS CORPORATION YOUR VOTE IS IMPORTANT PLEASE VOTE YOUR PROXY TODAY January 25, 2012 Dear Stockholder: According to our latest records, we have not received your voting instructions for the Annual Meeting of Stockholders of Hyperdynamics Corporation to be held on Friday, February 17, 2012. Your vote is extremely important, no matter how many shares you hold. For the reasons set forth in the proxy statement, dated January 12, 2012, the Board of Directors unanimously recommends that you vote “FOR” each of the director nominees named in Proposal 1 and “FOR” Proposals 2, 3, 4, 5 and 6. Please sign, date and return the enclosed proxy card as soon as possible or, alternatively, you can vote via the Internet or telephone (see the instructions below). On behalf of your Board of Directors, thank you for your cooperation and continued support. Sincerely, /s/ Robert A. Solberg Robert A. Solberg Chairman of the Board You may use one of the following simple methods to promptly provide your voting instructions: 1. Vote by Internet: Go to the website www.voteproxy.com and follow the on-screen instructions. Have your proxy card available when you access the web page. 2. Vote by Telephone: Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

HYPERDYNAMICS CORPORATION YOUR VOTE IS IMPORTANT PLEASE VOTE YOUR PROXY TODAY January 25, 2012 Dear Stockholder: According to our latest records, we have not received your voting instructions for the Annual Meeting of Stockholders of Hyperdynamics Corporation to be held on Friday, February 17, 2012. Your vote is extremely important, no matter how many shares you hold. For the reasons set forth in the proxy statement, dated January 12, 2012, the Board of Directors unanimously recommends that you vote “FOR” each of the director nominees named in Proposal 1 and “FOR” Proposals 2, 3, 4, 5 and 6. Please sign, date and return the enclosed proxy card as soon as possible or, alternatively, you can vote via the Internet or telephone (see the instructions below). On behalf of your Board of Directors, thank you for your cooperation and continued support. Sincerely, /s/ Robert A. Solberg_ Robert A. Solberg Chairman of the Board You may use one of the following simple methods to promptly provide your voting instructions: 1. Vote by Internet: Go to the website www.proxyvote.com. Have your 12-digit control number listed on the voting instruction form ready and follow the online instructions. The 12-digit control number is located in the rectangular box on the right side of your voting instruction form. 2. Vote by Telephone: Call toll-free (800) 454-8683. Have your 12-digit control number listed on the voting instruction form ready and follow the simple instructions.